Pretax Net Actuarial Loss, Prior Service (Costs) and Transition Assets/(Obligations) Recognized in Accumulated Other Comprehensive Income (Loss) not Affecting Retained Earnings, Pension (Detail) (USD $)
In Thousands, unless otherwise specified
	May 31, 2013	May 31, 2012
Pension Benefits, U.S. Plans
Schedule of Net Periodic Benefit Costs and Assumptions for Defined Benefit Postretirement Plans [Line Items]
Net actuarial loss	$ (161,835)	$ (205,086)
Prior service (costs)	(1,331)	(1,679)
Total recognized in accumulated other comprehensive income not affecting retained earnings	(163,166)	(206,765)
Pension Benefits, Non-U.S. Plans
Schedule of Net Periodic Benefit Costs and Assumptions for Defined Benefit Postretirement Plans [Line Items]
Net actuarial loss	(57,882)	(62,750)
Prior service (costs)	(51)	(93)
Total recognized in accumulated other comprehensive income not affecting retained earnings	$ (57,933)	$ (62,843)